UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

Check the appropriate box:
☐	Preliminary Information Statement
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☒	Definitive Information Statement
ING INVESTORS TRUST ING PARTNERS, INC.
(Name of Registrant As Specified In Its Charter)
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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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INFORMATION STATEMENT

August 9, 2010

ING PARTNERS, INC.

ING Van Kampen Comstock Portfolio

ING Van Kampen Equity and Income Portfolio

Toll Free:  (800) 262-3862

ING INVESTORS TRUST

ING Van Kampen Growth and Income Portfolio

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona  85258-2034

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DISCUSSION OF THE INFORMATION STATEMENT

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for each of ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc. (“IPI”), and ING Van Kampen Growth and Income Portfolio, a series of ING Investors Trust (“IIT”) (each of ING Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio, a “Portfolio” and collectively, the “Portfolios”), effective June 1, 2010.

As discussed below, Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”) sub-advised ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio pursuant to a sub-advisory agreement dated March 11, 2002 and sub-advised ING Van Kampen Growth and Income Portfolio under a sub-advisory agreement dated May 1, 2002. On October 19, 2009, Van Kampen’s parent company Morgan Stanley entered into a transaction with Invesco Ltd. to sell the Van Kampen asset management business and certain other related businesses (the “Transaction”).

As a result of the Transaction, which was completed on June 1, 2010, Van Kampen’s sub-advisory agreement with respect to each Portfolio was assigned to Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The Transaction resulted in the assignment of each Portfolio’s sub-advisory agreement with Van Kampen, as such term is defined for purposes of the Investment Company Act of 1940 (the “1940 Act”), which triggered the automatic termination of each respective agreement.

IPI, IIT and Directed Services LLC (“DSL”), the Portfolios’ investment adviser, have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) granting “Manager-of-Managers” relief that permits DSL to enter into a new sub-advisory agreement with an unaffiliated sub-adviser on behalf of a fund that it manages without obtaining shareholder approval of the new agreement, under certain conditions.  Any new sub-advisory agreement with respect to a Portfolio must be approved by a majority of the Directors/Trustees who are not “interested persons” of IPI or IIT, as applicable, within the meaning of that term under the 1940 Act.  Further, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the new sub-advisory agreement.  This Information Statement is intended to comply with that condition.

NEITHER IPI NOR IIT IS ASKING YOU FOR A PROXY REGARDING THE NEW SUB-ADVISORY AGREEMENTS FOR THE PORTFOLIOS AND YOU ARE REQUESTED NOT TO SEND A PROXY WITH RESPECT TO THE NEW SUB-ADVISORY AGREEMENTS DISCUSSED IN THIS INFORMATION STATEMENT.

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ING PARTNERS, INC.

Toll Free:  (800) 262-3862

ING INVESTORS TRUST

Toll Free:  (800) 366-0066

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

NOTICE TO THE SHAREHOLDERS

OF

ING VAN KAMPEN COMSTOCK PORTFOLIO

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

AND

ING VAN KAMPEN GROWTH AND INCOME PORTFOLIO

August 9, 2010

This Information Statement is being furnished in connection with the approval of a new sub-advisory agreement for each of ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners, Inc. (“IPI”), and ING Van Kampen Growth and Income Portfolio, a series of ING Investors Trust (“IIT” and along with IPI, each a “Registrant” and collectively the “Registrants”) (each of ING Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio a “Portfolio” and collectively, the “Portfolios”), effective June 1, 2010. This Information Statement will be mailed on or about August 9, 2010 to shareholders of record as of the close of business on June 1, 2010. The Information Statement is also available online at www.proxyvote.com/ing.

Shares of the Portfolios are not offered directly to the public but are sold to qualified pension and retirement plans (each a “Qualified Plan”) and to separate accounts (“Separate Accounts”) of certain participating life insurance companies (“Participating Insurance Companies”) and are used to fund variable annuity and/or variable life insurance contracts (each a “Variable Contract” and collectively, “Variable Contracts”). Participants in a Qualified Plan (“Plan Participants”) or Variable Contract owners who select a Portfolio for investment through a Qualified Plan or Variable Contract, respectively, have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. The Qualified Plan or Participating Insurance Company that uses the Portfolio as a funding vehicle is, in most cases, the true shareholder of the Portfolio. As such and for ease of reference throughout this Information Statement, Plan Participants and Variable Contract owners will be referred to as “shareholders” of each respective Portfolio.

Overview of the Transaction

Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”) sub-advised ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio pursuant to a sub-advisory agreement dated March 11, 2002 and sub-advised ING Van Kampen Growth and Income Portfolio under a sub-advisory agreement dated May 1, 2002. On October 19, 2009, Van Kampen’s parent company Morgan Stanley entered into a transaction with Invesco Ltd. to sell the Van Kampen asset management business and certain other related businesses (the “Transaction”).

The Investment Company Act of 1940 (“1940 Act”) requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act).  A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements.  The consummation of the Transaction constituted a sale of a controlling block of voting securities of Van Kampen, resulting in the assignment and automatic termination of the sub-advisory agreement in place for each Portfolio, effective June 1, 2010.

The Board of Directors of IPI and the Board of Trustees of IIT (the “Board”), which is comprised of the same individuals, approved a new sub-advisory agreement (each a “New Sub-Advisory Agreement”) with respect to each Portfolio, under which Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd., has continued to provide day-to-day management services to the Portfolios. A copy of the New Sub-Advisory Agreement with respect to the Portfolios is attached to this Information Statement at Appendix A (for ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio) and Appendix B (for ING Van Kampen Growth and Income Portfolio).

Each Registrant and the Portfolios’ investment adviser have obtained an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that permits the investment adviser to change the sub-adviser for a fund and to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. Any such change must be approved by a majority of the Directors/Trustees, and, as a condition of such exemption, the investment adviser must furnish shareholders of the affected funds with certain information about the changes and the new sub-adviser.  This Information Statement is intended to comply with that condition.  Invesco and/or an affiliate will incur the cost of preparation of this Information Statement.

Each Portfolio’s Annual Report, including audited financial statements for the fiscal year ended December 31, 2009, was sent to shareholders on or about February 28, 2010, while each Portfolio’s Semi-Annual Report (unaudited) for the period ended June 30, 2010 will be sent to shareholders on or about August 31, 2010.

Each Portfolio will furnish an additional copy of its Annual Report or Semi-Annual Report to a shareholder upon request, without charge, by writing to the applicable Registrant,  at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling IPI at (800) 282-3862 or IIT at 1-800-366-0066.

This Information Statement is being sent to shareholders of record of each Portfolio as of June 1, 2010. As of June 1, 2010, the following shares of beneficial interest of the Portfolios were outstanding:

ING Van Kampen Comstock Portfolio

Class	Shares Outstanding
Class ADV	1,807,262.699
Class I	5,155,642.842
Class S	26,977,402.976
Total	33,940,308.517

ING Van Kampen Equity and Income Portfolio

Class	Shares Outstanding
Class ADV	332,785.177
Class I	17,963,929.469
Class S	7,318,490.560
Class S2	135.257
Total	25,615,340.463

ING Van Kampen Growth and Income Portfolio

Class	Shares Outstanding
Class ADV	205,042.165
Class I	853,331.925
Class S	27,864,116.764
Class S2	2,562,920.704
Total	31,485,411.558

To the best of IPI’s knowledge, as of June 1, 2010, the following persons owned beneficially or of record 5% or more of any class of ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio:

ING Van Kampen Comstock Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING National Trust 1 Orange Way Windsor, CT 06095-4773	84.8% Class ADV; Beneficial	6.6%

ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	15.2% Class ADV; 64.0% Class I; 24.1% Class S; Beneficial	29.7%

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	21.2% Class I; Beneficial	3.5%

Security Life Insurance of Denver A VUL Rte 5106 PO Box 20 Minneapolis, MN 55440-0020	14.1% Class I; Beneficial	3.9%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	70.9% Class S; Beneficial	56.4%

ING Van Kampen Equity and Income Portfolio

Name and Address of Shareholder	Percent of Class and Type of Ownership*	Percentage of Portfolio
ING Life Insurance & Annuity Co One Orange Way B3N Windsor, CT 06095	74.0% Class ADV; 96.1% Class I; 7.2% Class S; Beneficial	70.4%

ING National Trust 1 Orange Way Windsor, CT 06095-4773	24.6% Class ADV; Beneficial	1.4%

ING USA Annuity and Life Insurance Company 1475 Dunwoody Dr West Chester, PA 19380-1478	87.4% Class S; Beneficial	25.3%

Reliastar Life Insurance Company 1 Orange Way Windsor, CT 06095	100.0% Class S2; Beneficial	1.6%

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IPI’s knowledge, as of June 1, 2010, no Director or officer of IPI owned beneficially more than 1% of any class of ING Van Kampen Comstock Portfolio or ING Van Kampen Equity and Income Portfolio.

To the best of IIT’s knowledge, as of June 1, 2010, the following persons owned beneficially or of record 5% or more of any class of ING Van Kampen Growth and Income Portfolio:

ING Van Kampen Growth and Income Portfolio

	Percent of Class and Type of	Percentage of
Name and Address of Shareholder	Ownership*	Portfolio
ING National Trust	90.2% Class ADV;	3.4%
1 Orange Way	65.5% Class I;
Windsor, CT 06095-4773	Beneficial

ING Life Insurance & Annuity Co	5.6% Class ADV;	6.7%
One Orange Way B3N	28.1% Class I;
Windsor, CT 06095	6.6% Class S;
Beneficial

ING USA Annuity and Life Insurance Company	6.4% Class I;	85.1%
1475 Dunwoody Dr	86.7% Class S;
West Chester, PA 19380-1478	99.9% Class S2;
Beneficial

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

To the best of IIT’s knowledge, as of June 1, 2010, no Trustee or officer of IIT owned beneficially more than 1% of any class of ING Van Kampen Growth and Income Portfolio.

Service Providers to the Portfolios

Directed Services LLC (“DSL”), a Delaware limited liability company, serves as the investment adviser to the Portfolios.  DSL, subject to the supervision of the Board, oversees the Portfolios’ day-to-day operations and manages the investment activities of each Portfolio. DSL is registered with the SEC as an investment adviser and is registered with the Financial Industry Regulatory Authority (“FINRA”) as a broker-dealer. As of December 31, 2009, DSL managed approximately $38.3 billion in registered investment company assets.  DSL’s principal offices are located at 1475 Dunwoody Drive, West Chester, PA 19380.

DSL is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is located at Amstelveensesweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries.  With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include DSL, ING Investments and their affiliates, would be divested by ING Groep by the end of 2013.  While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ advisory agreements, which may trigger the need for shareholder approval of new agreements

ING Funds Distributor, LLC (“ING Funds Distributor”) serves as the principal underwriter and distributor for the continuous offering of shares of beneficial interest of the Registrants’ series, including the Portfolios. During the fiscal year ended December 31, 2009, ING Funds Distributor received approximately $578,561from ING Van Kampen Comstock Portfolio, $553,119 from ING Van Kampen Equity and Income Portfolio, and $1,485,859 from ING Van Kampen Growth and Income Portfolio, under each respective Portfolio’s distribution and/or shareholder servicing plans. Those fees were used to provide distribution and/or shareholder services to each Portfolio, including making payments to financial service providers for the provision of shareholder and/or distribution services.

Pursuant to an administrative services agreement with IPI, on behalf of ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio, ING Funds Services, LLC (“IFS”) provides administrative services necessary for the Portfolios’ ordinary operation and is responsible for the supervision of the Portfolios’ other service providers. IFS assumes all ordinary recurring costs of the Portfolios, such as custodian fees, transfer agency fees and accounting fees. During the fiscal year ended December 31, 2009, IFS received administrative fees totaling approximately $1,119,245 from ING Van Kampen Comstock Portfolio and $554,687 from ING Van Kampen Equity and Income Portfolio. The principal offices of ING Funds Distributor and IFS are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

The investment management agreement between IIT, on behalf of ING Van Kampen Growth and Income Portfolio, and DSL, provides for a “bundled fee” arrangement, under which DSL provides, in addition to advisory services, administrative services and other services necessary for the ordinary operation of the Portfolio. DSL procures and pays for the services and information necessary to the proper conduct of the Portfolio’s business, including custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. DSL also acts as liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, sub-adviser and the insurance company or companies to which the Portfolio offers its shares, among others. DSL also reviews the Portfolio for compliance with applicable legal requirements and monitors the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio. DSL does not bear the expense of brokerage fees and other transactional expenses for securities or other assets (which are generally considered part of the cost for the assets), taxes (if any) paid by the Portfolio, interest on borrowing, fees and expenses of the Independent Trustees, including the cost of the Trustees and Officers Errors and Omissions Liability Insurance coverage and the cost of counsel to the Independent Trustees, and extraordinary expenses, such as litigation or indemnification expenses.

DSL, ING Funds Distributor and IFS continued to provide advisory, distribution, and administrative services, as applicable, to the Portfolios following the completion of the Transaction and the approval of the New Sub-Advisory Agreements for the Portfolios. See Appendix C for a listing of the names, addresses, and the principal occupations of the principal executive officers of DSL and a listing of the names, addresses and principal occupations of the principal executive officers of IPI and IIT who are also officers of DSL.

Below is a summary of the brokerage commissions paid by each Portfolio to affiliated broker-dealers during the fiscal year ended December 31, 2009.

Portfolio	Total Amount of Commissions Paid	Total Amount of Commissions Paid to Affiliates	% of Total Amount of Commissions Paid to Affiliates	Affiliated Broker
ING Van Kampen Comstock Portfolio	$433,182	$15,744	3.63%	Morgan Stanley

ING Van Kampen Equity and Income Portfolio	$652,661	$19,545	2.99%	Morgan Stanley

ING Van Kampen Growth and Income Portfolio	$771,942	$7,724	1.00%	Morgan Stanley Smith Barney

Delivery of Proxy Statement

Only one copy of this Information Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless the applicable Portfolio has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Information Statement, please contact Shareholder Services at 1-800-992-0180.  If any shareholder does not want the mailing of this Information Statement to be combined with those for other members of the shareholder’s household, please contact the Portfolios by writing to the applicable Registrant at the following address: ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034 or by calling IPI at (800) 282-3862 or IIT at 1-800-366-0066.  If in the future any shareholder does not want the mailing of a proxy statement to be combined with household members, please inform the applicable Portfolio in writing or via telephone at the address or telephone number listed above.

NEW SUB-ADVISORY AGREEMENT ON BEHALF OF EACH PORTFOLIO

Background

DSL serves as the investment adviser to ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio pursuant to an investment advisory agreement dated May 1, 2003, as amended, and serves as the investment adviser to ING Van Kampen Growth and Income Portfolio pursuant to an investment advisory agreement dated October 24, 1997, as amended May 24, 2002 and further amended and restated January 1, 2007 (each Portfolio’s investment advisory agreement an “Investment Advisory Agreement”). The Investment Advisory Agreement on behalf of each Portfolio was last renewed by a majority of the Independent Directors/Trustees on November 12, 2009. With respect to ING Van Kampen Growth and Income Portfolio, the Investment Advisory Agreement was most recently approved by the Portfolio’s shareholders on July 10, 2002  at a shareholder meeting held for the purpose of approving a manager-of-managers arrangement. With respect to ING Van Kampen Equity and Income Portfolio, the Investment Advisory Agreement was most recently approved by the Portfolio’s initial shareholder on December 10, 2001 in connection with the Portfolio’s commencement of operations. With respect to ING Van Kampen Comstock Portfolio, the Investment Advisory Agreement was most recently approved by the Portfolio’s initial shareholder on May 1, 2002 in connection with the Portfolio’s commencement of operations.

Each Investment Advisory Agreement provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the respective Portfolio’s operations, DSL may engage, subject to the approval of the Board, and where required, the shareholders of the respective Portfolio, sub-advisers to provide day-to-day advisory services to that Portfolio.  DSL may delegate to the sub-advisers duties, among other things, to formulate and implement the respective Portfolio’s investment programs, including the duty to determine what securities will be purchased and sold for that Portfolio.

Each Portfolio pays DSL a management fee, payable monthly, based on the average daily net assets of the respective Portfolio.  The following table shows the aggregate annual management fee paid by each Portfolio as a percentage of that Portfolio’s average daily net assets:

Portfolio	Management Fees
ING Van Kampen Comstock Portfolio	0.60% of the Portfolio’s average daily net assets.

ING Van Kampen Equity and Income Portfolio	0.55% of the Portfolio’s average daily net assets.

ING Van Kampen Growth and Income Portfolio(1)	0.750% on the first $750 million of the combined average daily net assets of the Portfolios;
0.700% on the next $1.25 billion of the combined average daily net assets of the Portfolios;
0.650% on the next $1.5 billion of the combined average daily net assets of the Portfolios; and
0.600% of the Portfolios’ combined average daily net assets in excess of $3.5 billion.

(1)  For purposes of calculating fees under this Agreement, the assets of the series are aggregated with the assets of ING Clarion Real Estate Portfolio, ING Global Resources Portfolio, ING T. Rowe Price Capital Appreciation Portfolio and ING T. Rowe Price Equity Income Portfolio. The aggregated assets will be applied to the above schedule and the resulting fee shall be prorated back to the series and their respective adviser based on relative net assets.

The following table reflects the estimated fees paid by each Portfolio to DSL for advisory services rendered to the Portfolio for the fiscal year ended December 31, 2009:

Portfolio	Fees Paid
ING Van Kampen Comstock Portfolio	$2,686,201
ING Van Kampen Equity and Income Portfolio	$4,007,260
ING Van Kampen Growth and Income Portfolio	$3,652,230

In accordance with the provisions for delegation of authority permitted under the applicable Investment Advisory Agreement, DSL entered into a sub-advisory agreement with Van Kampen, pursuant to which Van Kampen was delegated sub-advisory duties including responsibility for the day-to-day management of the respective Portfolio, under the supervision of DSL.  With respect to ING Van Kampen Growth and Income Portfolio, the sub-advisory agreement among IIT, DSL and Van Kampen was last approved by the Portfolio’s shareholders at a meeting held on April 22, 2002. With respect to ING Van Kampen Equity and Income Portfolio, the sub-advisory agreement was last approved by the Portfolio’s initial shareholder on December 10, 2001 in connection with the Portfolio’s commencement of operations. With respect to ING Van Kampen Comstock Portfolio, the sub-advisory agreement between DSL and Van Kampen was approved by the Portfolio’s initial shareholder on May 1, 2002 in connection with the Portfolio’s commencement of operations. Thereafter, each Portfolio’s sub-advisory agreement has been approved annually by the Board of the respective Portfolio, including a majority of the Independent Directors/Trustees.

The Transaction

Van Kampen sub-advised ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio pursuant to a sub-advisory agreement dated March 11, 2002 and sub-advised ING Van Kampen Growth and Income Portfolio under a sub-advisory agreement dated May 1, 2002. On October 19, 2009, Van Kampen’s parent company Morgan Stanley entered into a transaction with Invesco Ltd. to sell the Van Kampen asset management business and certain other related businesses. Upon the consummation of the Transaction, Van Kampen’s sub-advisory agreements for the Portfolios were assigned to Invesco, a subsidiary of Invesco Ltd. and an investment adviser registered under the Investment Advisers Act of 1940. As a result of the change in control and the subsequent assignment of the sub-advisory agreements, the sub-advisory agreement for each Portfolio was automatically terminated upon the consummation of the Transaction.

In anticipation of the Transaction, at a meeting of the Board of the Registrants held on March 25, 2010, the Board met in person to consider whether to approve a New Sub-Advisory Agreement on behalf of each respective Portfolio.  As discussed more fully below, each Board determined to approve the applicable New Sub-Advisory Agreement, effective June 1, 2010, to assure continuity of investment advisory services to the respective Portfolio after the Transaction.  A copy of the New Sub-Advisory Agreement with respect to each Portfolio is attached to this Information Statement at Appendix A (for ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio) and Appendix B (for ING Van Kampen Growth and Income Portfolio).  The New Sub-Advisory Agreement with respect to each Portfolio will remain in effect, unless otherwise terminated, for an initial term ending on November 30, 2011.

Discussion of the Sub-Adviser

Invesco is a registered investment adviser and is a direct subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. The principal address of Invesco and Invesco Ltd. is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. As of December 31, 2009, Invesco had approximately $423.1 billion in assets under management. Subject to the supervision and control of each Portfolio’s investment adviser and the Board, Invesco determines the securities to be purchased for and sold from the Portfolio’s investment portfolio.  These services will continue to be provided to each Portfolio unless terminated by action of the Board.

A listing of the names, addresses, and the principal occupations of the principal executive officers of Invesco is set out on Appendix C of this Information Statement.  As of June 1, 2010, no Director/Trustee or officer of the Portfolios was an officer, trustee, employee, general partner or shareholder of Invesco. The Transaction did not result in a change to the Portfolios’ investment strategies or a change in personnel managing the Portfolios, with the exception of ING Van Kampen Equity and Income Portfolio of which the Portfolio’s fixed-income manager is expected to remain with Morgan Stanley and Invesco intends to add two of its own fixed-income portfolio managers to the Portfolio.

Fees Charged to Comparable Funds

Pursuant to each Portfolio’s New Sub-Advisory Agreement, Invesco has continued to manage each Portfolio in the same manner in which Van Kampen managed such Portfolio under the former sub-advisory agreement.

The chart below sets forth the names of other investment companies with investment objectives and strategies similar to those of the Portfolios, for which Invesco acts as an investment adviser, the annual rate of compensation and the net assets of each investment company as of December 31, 2009.

ING Van Kampen Comstock Portfolio

	Net Assets
	Of the
	Comparable
	Fund		Advisory Fee Rate
Name of Comparable Fund	(in millions)		(based on each Comparable Fund’s average daily net assets)
Met Investor Series Trust - Van Kampen Comstock	$1,289		0.40% on the first $250 million; 0.375% on $250 million to $500 million; 0.35% on $500 million to $1 billion; and 0.275% thereafter.

Pacific Life Fund — PL Comstock Fund	$116		0.35% on the first $2 billion; 0.32% on the next $1 billion; and 0.30% in excess of $1 billion.

Pacific Select Fund — Comstock Portfolio	$2,110		0.35% on the first $2 billion; 0.32% on the next $1 billion; and 0.30% in excess of $1 billion.

Phoenix Edge Series Fund — Phoenix Comstock Series	$47		0.35% on all assets

EQ Advisors Trust — EQ/Van Kampen Comstock Portfolio	$248

0.40% on up to and including $250 million;

0.375% over $250 million and up to and including $500 million;

0.35% over $500 million and up to and including $1 billion; and

0.275% in excess of $1 billion.

Nationwide Variable Insurance Trust — Van Kampen NVIT Comstock Value Fund	$150		0.35% on up to $50 million; 0.30% on over $50 million but less than $250million; 0.25% on over $250million but less than $500million; and 0.20% on over $500 million.

Invesco Van Kampen Comstock Fund (1)	$8,271	(2)	0.50% on the first $1 billion; 0.45% on the next $1 billion; 0.40% on the next $1 billion; and 0.35% thereafter.

(1)  Invesco commenced managing the fund effective as of the closing date of the Transaction on June 1, 2010.

(2)  The figure contained in the table reflects the net assets of the applicable predecessor fund, which merged into its corresponding shell fund on the Invesco Fund platform effective June 1, 2010.

ING Van Kampen Equity and Income Portfolio

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)		Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)
AZL Van Kampen Equity and Income Fund	$243		0.45% on all assets

Invesco Van Kampen Equity and Income Fund	$11,956	(1)	0.50% on the first $150 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% thereafter.

Invesco Van Kampen V.I. Equity and Income Fund	$642		0.50% on the first $150 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% thereafter.

(1) The figure contained in the table reflects the net assets of the applicable predecessor fund, which merged into its corresponding shell fund on the Invesco Fund platform effective June 1, 2010.

ING Van Kampen Growth and Income Portfolio

Name of Comparable Fund	Net Assets Of the Comparable Fund (in millions)		Advisory Fee Rate (based on each Comparable Fund’s average daily net assets)

Invesco Van Kampen Growth and Income Fund	$6,315	(1)	0.50% on the first $150 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% thereafter.

Invesco Van Kampen V.I. Growth and Income Fund	$1,667	(1)	0.60% on the first $500 million; and 0.55% thereafter.

(1)  The figure contained in the table reflects the net assets of the applicable predecessor fund, which merged into its corresponding shell fund on the Invesco Fund platform effective June 1, 2010.

Investment Strategies of the Portfolios

The New Sub-Advisory Agreements that DSL entered into with Invesco did not result in a change to the manner in which each Portfolio is managed.

ING Van Kampen Comstock Portfolio continues to seek capital growth and income by investing in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks. The Portfolio is managed by Kevin Holt, James N. Warwick, Jason Leder and Devin E. Armstrong, all of whom were portfolio managers to the Portfolio when it was sub-advised by Van Kampen.

ING Van Kampen Equity and Income Portfolio continues to seek total return, consisting of long-term capital appreciation and current income by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity and income securities at the time of investment. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Chuck Berge, Mary Jayne Maly, Mark J. Laskin and Cynthia Brien, all of whom (with the exception of Mr. Berge and Ms. Brien who became portfolio managers to the Portfolio after the consummation of the Transaction) were portfolio managers to the Portfolio when it was sub-advised by Van Kampen.

ING Van Kampen Growth and Income Portfolio continues to seek long-term growth of capital and income by investing primarily in what it believes to be income-producing equity securities, including common stocks and convertible securities. The Portfolio is managed by Thomas B. Bastian, James O. Roeder, Sergio Marcheli, Mary Jayne Maly and Mark J. Laskin, all of whom were portfolio managers to the Portfolio when it was sub-advised by Van Kampen.

Terms of each New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement with respect to the Portfolio is attached to this Information Statement at Appendix A (for ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio) and Appendix B (for ING Van Kampen Growth and Income Portfolio). The description of each New Sub-Advisory Agreement that follows is qualified in its entirety by reference to Appendix A and Appendix B, as applicable.

The material terms of each New Sub-Advisory Agreement on behalf of each respective Portfolio are substantially similar to those of the former sub-advisory agreement in place for each respective Portfolio (each a “Former Agreement”), with the exception of the effective dates and the initial terms of each agreement.

Under each New Sub-Advisory Agreement, as was the case under the applicable Former Agreement, Invesco, now serving in the role previously occupied by Van Kampen, acts as the sub-adviser to the Portfolio and supervises and directs each Portfolio’s investments. In this capacity Invesco furnishes each respective Portfolio with investment advisory services in connection with a continuous investment program for the Portfolio, and manages the Portfolio’s investments in accordance with its investment objective, investment policies and restrictions, as set forth in the Portfolio’s Prospectus and Statement of Additional Information. Subject to the supervision and control of the respective Portfolio’s investment adviser, which in turn is subject to the supervision and control of the Board, Invesco, in its discretion, determines and selects the securities to be purchased for and sold from each respective Portfolio’s investment portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed.

Under the terms of each Former Agreement and the corresponding New Sub-Advisory Agreement, in the absence of (i) willful misfeasance, bad faith, or gross negligence in the performance of or (ii) reckless disregard of its obligations and duties under the respective New Sub-Advisory Agreement, neither Invesco nor any of its directors, officers, employees or agents shall be liable to either Registrant or their shareholders or to the investment adviser for any act or omission resulting in any loss suffered by such Registrant, an affected Portfolio or the Portfolio’s shareholders in connection with any service provided under the applicable Former Agreement or corresponding New Sub-Advisory Agreement.

The sub-advisory fee payable under the New Sub-Advisory Agreement with respect to each Portfolio is computed at an annual rate, as a percentage of the Portfolio’s average daily net assets, in accordance with the schedule set out below.

Portfolio	Annual Sub-Advisory Fee
ING Van Kampen Comstock Portfolio	0.400% of the first $250 million of the Portfolio’s average daily net assets;
0.375% of the next $250 million of the Portfolio’s average daily net assets;
0.350% of the next $500 million of the Portfolio’s average daily net assets; and
0.275% of the Portfolio’s average daily net assets in excess of $1 billion.

ING Van Kampen Equity and Income Portfolio	0.30% of the first $250 million of the Portfolio’s average daily net assets;
0.25% of the next $300 million of the Portfolio’s average daily net assets; and
0.20% of the Portfolio’s average daily net assets in excess of $550 million.

ING Van Kampen Growth and Income Portfolio	0.50% on the first $100 million of the Portfolio’s average daily net assets;
0.40% on the next $100 million of the Portfolio’s average daily net assets; 0.30% on the next $100 million of the Portfolio’s average daily net assets;
0.25% on the next $700 million of the Portfolio’s average daily net assets; and
0.20% of the Portfolio’s average daily net assets in excess of $1 billion.

The following table reflects the sub-advisory fees paid to Van Kampen by DSL with respect to each Portfolio for the fiscal year ended December 31, 2009.

Portfolio	Fees Paid
ING Van Kampen Comstock Portfolio	$1,701,429
ING Van Kampen Equity and Income Portfolio	$1,857,181
ING Van Kampen Growth and Income Portfolio	$1,849,882

The sub-advisory fee payable by DSL to Invesco under the applicable Former Agreement remained at the same level under the corresponding New Sub-Advisory Agreement. For its fee with respect to each Portfolio, Invesco continues to furnish at its expense all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties under the respective New Sub-Advisory Agreement.

Each New Sub-Advisory Agreement may be terminated with respect to a Portfolio as follows:  by DSL at any time without penalty, upon sixty (60) days’ written notice to Invesco and the applicable Registrant; at any time without payment of any penalty by the applicable Registrant, upon the vote of a majority of the Registrant’s Board or a majority of the outstanding voting securities of the applicable Portfolio, upon sixty (60) days’ written notice to DSL and Invesco; or by Invesco at any time without penalty, upon 3 months’ written notice to DSL and the applicable Registrant. Each New Sub-Advisory Agreement terminates automatically in the event of its assignment as such term is described in the 1940 Act.

The New Sub-Advisory Agreement on behalf of each Portfolio was approved by the Board of the Registrants, including a majority of the Independent Directors/Trustees, on March 25, 2010.

Factors Considered by the Board of the Portfolios

At a meeting of the Board of the Registrants held on March 25, 2010, the Board, including a majority of the Independent Directors/Trustees, determined to appoint Invesco as the sub-adviser to each Portfolio under the respective New Sub-Advisory Agreement.  In determining whether to approve each New Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination.  The materials provided to the Board in support of the sub-advisory arrangement with Invesco included the following:  (1) a memorandum discussing the change of control of Van Kampen and the resulting assignment and automatic termination of each Portfolio’s Former Agreement; (2) responses from Van Kampen to questions posed by K&L Gates LLP, independent legal counsel, on behalf of the Independent Directors/Trustees; (3) supporting documentation, including a copy of the form of each New Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.

The Board’s consideration of whether to approve each respective Portfolio’s New Sub-Advisory Agreement took into account several factors including, but not limited to, the following: (1) DSL’s view with respect to Van Kampen’s management of the respective Portfolio; (2) the nature and quality of the services to be provided by Invesco under the respective New Sub-Advisory Agreement; (3) the personnel, operations, and investment management capabilities of Invesco after the consummation of the Transaction, including Invesco’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and would continue to manage assets thereafter; (4) the fairness of the compensation under the respective New Sub-Advisory Agreement in light of the services to be provided by Invesco and the fact that there would be no change in the projected profitability of Invesco or DSL in connection with the Transaction; (5) that the sub-advisory fee rate payable by DSL would remain unchanged after the Transaction is completed and the Transaction would not affect the advisory fee payable by each respective Portfolio to DSL; (6) Van Kampen and Invesco’s representations that the Transaction would not adversely affect the nature and quality of services provided to each respective Portfolio and was not expected to have a material adverse effect on the ability of Invesco to provide those services; (7) Invesco’s operations and compliance program, including its policies and procedures intended to assure compliance with the federal securities laws; and (8) Invesco’s Code of Ethics and related procedures for complying with that Code of Ethics.

After its deliberation, the Board reached the following conclusions:  (1) Invesco should be appointed as the sub-adviser to each Portfolio under the respective New Sub-Advisory Agreement and continue to provide advisory services to each respective Portfolio; and (2) the sub-advisory fee rate payable by DSL to Invesco with respect to each Portfolio is reasonable in the context of all factors considered by the Board.

Based on these conclusions and other factors, the Board voted to approve the New Sub-Advisory Agreement on behalf of each Portfolio.  During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

Expenses Related to the Information Statement

The Portfolios will not pay the expenses incurred in connection with providing this Information Statement to shareholders. Invesco and/or an affiliate will pay these expenses, including the printing and mailing of the Information Statement.

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APPENDIX A

INVESTMENT SUB-ADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

INVESCO ADVISERS, INC.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 1st day of June, 2010, between Directed Services LLC (the “Adviser”), a limited liability company duly organized in the State of Delaware, and Invesco Advisers, Inc. (“Subadviser”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of May, 2003, as amended (“Advisory Agreement”), with ING Partners, Inc. (“Company”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”); and

WHEREAS, the Company is and will continue to be a series fund having one or more investment portfolios, each with its own assets, investment objectives, policies and restrictions; and

WHEREAS, the Company shareholders are and will be (1) separate accounts maintained by insurance companies for variable life insurance policies and variable annuity contracts (the “Policies”) under which income, gains, and losses, whether or not realized, from assets allocated to such accounts are, in accordance with the Policies, credited to or charged against such accounts without regard to other income, gains, or losses of such insurance companies, (2) qualified pension and retirement plans outside the separate account context, and (3) the investment adviser of certain affiliated open-end management investment companies registered under the 1940 Act or any of the Adviser’s affiliates; and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”); and

WHEREAS, pursuant to authority granted to the Adviser in the Advisory Agreement, the Adviser wishes to retain the Subadviser to furnish investment advisory services to one or more of the series of the Company, and the Subadviser is willing to furnish such services to the Company and the Adviser.

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.             Appointment.   The Adviser hereby appoints the Subadviser to act as the investment adviser and manager to the series of the Company set forth on Appendix A hereto (collectively, the “Portfolio”) for the period and on the terms set forth in this Agreement.  The Subadviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Company designates one or more series (other than the Portfolio) with respect to which the Adviser wishes to retain the Subadviser to render investment advisory services hereunder, it shall notify the Subadviser in writing.  If the Subadviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

2.         Duties of the Subadviser

A.        Investment Subadvisory Services.  Subject to the supervision of the Board and the Adviser, the Subadviser shall act as the investment Subadviser and shall supervise and direct the investments of the Portfolio in accordance with its investment objective, policies, and restrictions as provided in the Company’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), and such other limitations as the Company may impose by notice in writing to the Subadviser.  The Subadviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and individual securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of each Portfolio in a manner consistent with each Portfolio’s investment objective, policies, and restrictions, and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapters M and L of the Internal Revenue Code of 1986, as amended (“Code”).  To implement its duties, the Subadviser is hereby authorized to:

(i)    buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets on behalf of each Portfolio; and

(ii)   place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Subadviser may select.

B.        Subadviser Undertakings.  In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Company’s Articles of Incorporation, By-Laws, and current

Prospectus and with the written instructions and directions of the Board and the Adviser.  The Subadviser hereby agrees to:

(i)    regularly (but no less frequently than quarterly) report to the Board and the Adviser (in such form as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program and, in addition, provide such statistical information and special reports concerning the Portfolio and/or important developments materially affecting the investments held, or contemplated to be purchased, by the Portfolio, as may reasonably be requested by the Board or the Adviser and agreed to by the Subadviser, including attendance at Board meetings, as reasonably requested, to present such information and reports to the Board;

(ii)   consult with the Company’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may be deemed illiquid for purposes of the 1940 Act and for which market quotations are not readily available, provided, however, that the parties understand that the Subadviser is not the pricing agent for the Company or the Portfolio, and that any information provided by Subadviser to the pricing agent is for informational purposes only;

(iii)  provide, subject to any obligations or undertakings to maintain the confidentiality of certain clients names, any and all information, records and supporting documentation about accounts the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Portfolio which may be reasonably necessary, under applicable laws, to allow the Company or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts, for inclusion in the Company’s Prospectus and any other reports and materials prepared by the Company or its agent, in accordance with regulatory requirements;

(iv)  establish appropriate personnel contacts with the Adviser and the Company’s Administrator in order to provide the Adviser and Administrator with information as reasonably requested by the Adviser or Administrator; and

(v)   execute account documentation, agreements, contracts and other documents as the Adviser shall be requested by brokers, dealers, counterparties and other persons to execute in connection with its management of the assets of the Portfolio as required under applicable laws rules and regulatory authorities, provided that the Subadviser receives the express agreement and consent of the Adviser and/or the Board to execute such documentation, agreements, contracts and other documents.  In such respect, and only for this limited purpose, the Subadviser shall act as the Adviser and/or the Portfolio’s agent and attorney-in-fact.

C.          The Subadviser, at its expense, will furnish: (i) all necessary investment and management facilities and investment personnel, including salaries, expenses and fees of any personnel required for it to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment required for it to faithfully and fully perform its duties and obligations under this Agreement.

D.          The Subadviser shall not be responsible for any of the following expenses of the Company or the its Portfolio:

(i)	Expenses of all audits by the Company’s independent public accountants;

(ii)	Expenses of the Company’s transfer agent(s), registrar, dividend disbursing agent(s), and shareholder recordkeeping services;

(iii)	Expenses of the Company’s custodial services, including recordkeeping services provided by the custodian;

(iv)	Expenses of obtaining quotations for calculating the value of the Portfolio’s net assets;

(v)	Expenses of obtaining Portfolio activity reports;

(vi)	Expenses of maintaining the Portfolio’s tax records;

(vii)	Salaries and other compensation of any of the Company’s executive officers and employees;

(viii)	Taxes, if any, levied against the Company or any of its series;

(ix)	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

(x)	Costs, including the interest expenses, of borrowing money for the Portfolio;

(xi)

Costs and/or fees incident to meetings of the Company’s shareholders, the preparation and mailings of prospectuses and reports of the Company to its shareholders, provided that such costs are not incurred due to the actions of the Subadviser, the filing of reports and regulatory bodies, the maintenance of the Company’s existence, and the registration of shares with federal and state securities or insurance authorities;

(xii)	The Company’s legal fees, including the legal fees related to the registration and continued qualification of the Company’s shares for sale;

(xiii)	Costs of printing stock certificates, if any, representing Shares of the Company;

(xiv)	Directors’ fees and expenses of directors of the Company;

(xv)	The Company’s or the Portfolio’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(xvi)	The Company’s association membership dues, if any;

(xvii)

Extraordinary expenses of the Company as may arise, including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Company to indemnify its directors, officers, employees, shareholders, distributors, and agents with respect thereto; and

(xviii)	The Company’s organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

E.           The Subadviser will select brokers and dealers to effect all Portfolio transactions subject to the conditions set forth herein.  The Subadviser will place all necessary orders with brokers, dealers, or issuers, and will negotiate brokerage commissions if applicable. The Subadviser is directed at all times to seek to execute brokerage transactions for the Portfolio in accordance with such policies or practices as may be established by the Board and the Adviser and described in the current Prospectus as amended from time to time.  In placing orders for the purchase or sale of investments for the Portfolio, in the name of the Portfolio or their nominees, the Subadviser shall use its best efforts to obtain for the Portfolio the best execution available including the most favorable price under the circumstances considering all remaining circumstances, and shall maintain records adequate to demonstrate compliance with this requirement.

Subject to the appropriate policies and procedures approved by the Adviser and the Board, the Subadviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, cause the Portfolio to pay a broker or dealer that provides brokerage or research services to the Subadviser, an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided viewed in terms of that particular transaction or the Subadviser’s overall responsibilities to the Portfolio or its other advisory clients.   To the extent authorized by said Section 28(e) and the Adviser and the Board, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.  In addition, subject to seeking the best execution available, the Subadviser may also consider sales of shares of the Portfolio as a factor in the selection of brokers and dealers.

F.           On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of a Portfolio as well as other clients of the Subadviser, the Subadviser to the extent permitted by applicable laws and regulations, and subject to the Adviser’s approval of the Subadviser’s trade aggregation and allocation procedures, may, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

G.          With respect to the provision of services by the Subadviser hereunder, the Subadviser will maintain all accounts, books and records with respect to each Portfolio as are required of an investment adviser of a registered investment company pursuant to the 1940 Act and the Advisers Act and the rules under both statutes.

H.          The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio, and does not have access to all of the Company’s books and records necessary to perform certain compliance testing.  However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Portfolio based upon information in its possession and upon information and written instructions received from the Adviser or the Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions.  The Adviser or Administrator shall promptly provide the Subadviser with copies of the Company’s Articles of Incorporation, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Portfolio and any amendments or revisions thereto.

I.            The Subadviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested unless the Adviser gives the Subadviser written instructions to the contrary.  The Subadviser will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested to the Adviser or to any agent of the Adviser designated by the Adviser in writing.

The Subadviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Adviser and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Portfolio are invested.  Upon request, the Subadviser will submit a written voting recommendation to the Adviser for such proxies.  In making such recommendations, the Subadviser shall use its good faith judgment to act in the best interests of the Portfolio.  The Subadviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Subadviser or of its affiliates.

J.           Subadviser hereby authorizes Adviser to use the Subadviser’s name, “Invesco” and its brands, including “Van Kampen,” in the Company’s Prospectus, as well as in any advertisement or sales literature used by the Adviser or its agents to promote the Company and/or to provide information to shareholders of the Portfolio.  It is understood that the names “Invesco” and “Van Kampen” and any derivative thereof or logos associated with those names are the valuable property of the Subadviser and its affiliates and that the Company and/or the Portfolio shall have the right to use such names (or derivatives or logos), subject to the constraints set forth in this Section 2.J, in offering materials of the Company with the prior approval of the

Subadviser for so long as the Subadviser is a subadviser to the Company and/or Portfolio.  Upon termination of this Agreement, the Company and the Adviser shall as soon as is reasonably possible cease to use such names (or derivative or logos).

During the term of this Agreement, the Adviser shall furnish to the Subadviser at its principal office or such other location identified by the Subadviser to the Adviser all prospectuses, statements of additional information, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Company or the public, which refer to the Subadviser or its clients in any way (including under the name “Van Kampen”), prior to the use thereof, and the Adviser shall not use any such materials unless approved by the Subadviser, such approval shall not be unreasonably withheld.  The Subadviser shall use reasonable efforts to review any such materials within three business days (or such other time as may be mutually agreed) after receipt thereof.  The Adviser shall ensure that materials prepared by employees or agents of the Adviser or its affiliates that refer to the Subadviser or its clients in any way are consistent with the prospectus and those materials previously approved by the Subadviser.

3.         Compensation of Subadviser.   For the services provided to each Portfolio, the Adviser will pay the Sub-Adviser an annual fee equal to the amount specified for such Portfolio in Appendix A hereto, payable monthly in arrears and calculated as a percentage of average daily net assets as calculated by the Adviser.  The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.

4.         Liability of Subadviser.  Neither the Subadviser nor any of its directors, officers, employees or agents shall be liable to the Adviser or the Company for any loss or expense suffered by the Adviser or the Company resulting from its acts or omissions as Subadviser to the Portfolio, except for losses or expenses to the Adviser or the Company resulting from willful misconduct, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser’s duties under this Agreement.  Neither the Subadviser nor any of its agents shall be liable to the Adviser or the Company for any loss or expense suffered as a consequence of any action or inaction of other service providers to the Company in failing to observe the instructions of the Adviser, provided such action or inaction of such other service providers to the Company is not a result of the willful misconduct, bad faith or gross negligence in the performance of, or from reckless disregard of, the duties of the Subadviser under this Agreement.

5.         Non-Exclusivity.   The services of the Subadviser to the Portfolio[s] and the Company are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided however, that the Subadviser may not consult with any other sub-adviser of the Company concerning transactions in securities or other assets for any investment portfolio of the Company, including the Portfolio[s], except that such consultations are permitted between the current and successor sub-advisers of a portfolio in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the Investment

Company Act of 1940, as amended.  It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

6.         Adviser Oversight and Cooperation with Regulators.  The Adviser and Subadviser shall cooperate with each other in providing records, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Company, the Adviser and the Subadviser, in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Subadviser or Adviser reasonably believes the regulatory or administrative body does not have the authority to request or which is privileged or confidential information of the Subadviser or Adviser or either of their clients.

7.         Records.  The records relating to the services provided under this Agreement required to be established and maintained by an investment adviser under applicable law or those required by the Adviser or the Board of Directors for the Subadviser to prepare and provide shall be the property of the Company and shall be under its control; however, the Company shall permit the Subadviser to retain such records (either in original or in duplicate form) as it shall reasonably require.  In the event of the termination of this Agreement, such records shall promptly be returned to the Company by the Subadviser free from any claim or retention of rights therein; provided however, that the Subadviser may retain copies thereof.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party’s (or any Subadviser’s) duties hereunder and shall disclose such information only if the non-disclosing party has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal, state or other regulatory authorities.

8.             Duration of Agreement.  With respect to each Series identified as a Portfolio on Appendix A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Portfolio this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Portfolio that was added to Appendix A hereto as a Portfolio after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Appendix A is amended to reflect the addition of such Portfolio as a Portfolio under the Agreement or (ii) the date upon which the shares of the Portfolio are first sold to the public, subject to the condition that the Company’s Board of Directors, including a majority of those Directors who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Portfolio, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Portfolio, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Portfolio.  Thereafter, unless earlier terminated with respect to a Portfolio, the Agreement shall continue in full force and effect with respect to each such Portfolio for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Directors of the Company, or (ii) vote of a majority of the outstanding voting shares of such Portfolio (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

9.         Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.    The Subadviser: (i) is registered as an investment adviser under the Advisers Act and  will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.    The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Company with a copy of such code of ethics, together with evidence of its adoption.

C.    The Subadviser has provided the Adviser and the Company with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

10.      Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser in writing of the occurrence of any of the following events:

A.    the Subadviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    the Subadviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

C.    the portfolio manager of a Portfolio changes or there is otherwise a “change in control” (as that phrase is interpreted under the 1940 Act and the Advisers Act) or management of the Subadviser.

11.      Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser in writing of the occurrence of any of the following events:

A.    the Adviser fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement;

B.    the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry, or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Company;

C.    a controlling stockholder of the Adviser changes or there is otherwise an actual change in control or management of the Adviser.

12.      Termination of Agreement.  Notwithstanding the foregoing, this Agreement may be terminated at any time with respect to a Portfolio, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Portfolio on 60 days prior written notice to the Subadviser.  This Agreement may also be terminated by the Adviser: (i) on at least 120 days prior written notice to the Subadviser, without the payment of any penalty; (ii) upon material breach by the Subadviser of any of the representations and warranties, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if the Subadviser becomes unable to discharge its duties and obligations under this Agreement.  The Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days prior notice to the Adviser.  This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement between the Company and the Adviser.

13.  Use of Agents.  In rendering the services required under this Agreement, the Subadviser may, from time to time, employ, delegate or associate with itself such affiliated or unaffiliated person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Subadviser may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Portfolio unless the contract with such company is approved by a majority of the Company’s Board and a majority who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Company, the Adviser, or the Subadviser, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Portfolio of the Company to the extent required by the 1940 Act.  The Subadviser shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Subadviser, or of any company that the Subadviser has retained, employed, or with which it has associated with respect to the investment management of the Portfolio, to the best of the Subadviser’s knowledge, had in any material connection with the handling of assets:

(i)            been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)           been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii)          been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

14.      Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no material amendment of this Agreement shall be effective until approved by vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of such approval.

15.      Miscellaneous.

A.    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Maryland, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act.  To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.    Captions.  The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof  or otherwise affect their construction or effect.

C.    Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties concerning management of the Portfolio and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

D.    Interpretation.  Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

E.     Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act.   As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Directed Services LLC
Attest:

By:
Kathleen M. Nichols		Todd Modic
Assistant Secretary		Vice President
(Title)

Invesco Advisers, Inc.
Attest:

By:

(Title)

AMENDED APPENDIX A

to

INVESTMENT SUBADVISORY AGREEMENT

between

DIRECTED SERVICES LLC

and

INVESCO ADVISERS, INC.

Portfolios	Annual Subadviser Fee (as a percentage of average daily net assets)

ING Van Kampen Equity and Income Portfolio	0.300% on the first $250 million of assets
0.250% on the next $300 million of assets
0.200% on assets over $550 million

ING Van Kampen Comstock Portfolio	0.400% on the first $250 million of assets
0.375% on the next $250 million of assets
0.350% on the next $500 million
0.275% on assets over $1 billion

APPENDIX B

PORTFOLIO MANAGEMENT AGREEMENT

This AGREEMENT is made as of this 1st day of June, 2010, among ING Investors Trust (the “Trust”), a Massachusetts business trust, Directed Services LLC (the “Manager”), a limited liability company duly organized in the State of Delaware, and Invesco Advisers, Inc. (“Portfolio Manager”), a corporation organized and existing under the laws of the State of Delaware.

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company;

WHEREAS, the Trust is authorized to issue separate series, each of which will offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future;

WHEREAS, pursuant to a Management Agreement, effective as of October 24, 1997, as amended  May 24, 2002, and as amended and restated January 1, 2007, a copy of which has been provided to the Portfolio Manager, the Trust has retained the Manager to render advisory, management, and administrative services with respect to the Trust’s series;

WHEREAS, the Trust and the Manager wish to retain the Portfolio Manager to furnish investment advisory services to one or more of the series of the Trust, and the Portfolio Manager is willing to furnish such services to the Trust and the Manager;

NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Trust, the Manager, and the Portfolio Manager as follows:

1.  Appointment.  The Trust and the Manager hereby appoint Portfolio Manager to act as the portfolio manager to the series of the Trust designated on Schedule A of this Agreement (each a “Series”) for the periods and on the terms set forth in this Agreement.  The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Trust designates one or more series other than the Series with respect to which the Trust and the Manager wish to retain the Portfolio Manager to render investment advisory services hereunder, they shall promptly notify the Portfolio Manager in writing.  If the Portfolio Manager is willing to render such services, it shall so notify the Trust and Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Portfolio Management Duties and Authority.  Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Portfolio Manager will provide a continuous investment program for each Series’ portfolio and determine the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Portfolio Manager will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of each Series should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services and transactions on behalf of each Series.  In accordance with the forgoing duties, the Portfolio Manager is hereby authorized to act as agent for the Series to order deposits and the investment of cash and purchases and sales of securities for the Series’ account and in the name of the Trust.  This authorization shall be a continuing one and shall remain in full force and effect until this Agreement is terminated in accordance with the provisions of Section 15 hereof.  To the extent permitted by the investment policies of each  Series, the Portfolio Manager shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series and shall have the authority to act in such capacity as the Portfolio Manager deems necessary or desirable in order to carry out its duties hereunder for the protection of the Series so long as not expressly prohibited by the terms of this Agreement, the 1940 Act or other securities laws or regulations.  The Portfolio Manager will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as from time to time amended (the “Registration Statement”), copies of which shall be sent to the Portfolio Manager by the Manager prior to the commencement of this Agreement and promptly upon filing any such amendment with the SEC.  The Portfolio Manager further agrees as follows:

(a)  The Portfolio Manager will (1) manage each Series so that no action or omission on the part of the Portfolio Manager will cause a Series to fail to meet the requirements to qualify as a regulated investment company specified in Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) (other than the requirements for the Trust to register under the 1940 Act and to file with its tax return an election to be a regulated investment company and to file with its tax return an election to be a regulated investment company and satisfy the distribution requirements under Section 852 (a) of the Internal Revenue Code, all of which shall not be the responsibility of the Portfolio Manager), (2) manage each Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, and (3) use reasonable efforts to manage the Series so that no action or omission on the part of the Portfolio Manager shall cause a Series to fail to comply with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.  The Manager will notify the Portfolio Manager promptly if the Manager believes that a Series is in violation of any requirement specified in the first sentence of this paragraph.  The Manager or the Trust will notify the Portfolio Manager of any pertinent changes, modifications to, or interpretations of Section 817(h) of the Code and regulations issued thereunder and of rules or regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies.

(b)  On occasions when the Portfolio Manager deems the purchase or sale of a security to be in the best interest of a Series as well as of other investment advisory clients of the Portfolio Manager or any of its affiliates, the Portfolio Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust and to such other clients, provided, however that the Manager and the Board shall have the right to review and request changes to the Portfolio Manager’s manner of allocation, provided further that any requested changes to such manner of allocation shall be implemented on a prospective basis only.

(c)  In connection with the purchase and sale of securities for each Series, the Portfolio Manager will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series.  With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Portfolio Manager will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(d)  The Portfolio Manager will assist the portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement, the value of any portfolio securities or other assets of the Series for which the portfolio accounting agent seeks assistance from or identifies for review by the Portfolio Manager, provided, however, that the parties understand that the Portfolio Manager is not the accounting agent for the Trust and that any information provided by the Portfolio Manager to the accounting agent are for informational purposes only.

(e)  The Portfolio Manager will make available to the Trust and the Manager, promptly upon reasonable request, all of the Series’ investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Portfolio Manager will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(f)  The Portfolio Manager will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to the Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(g)  In rendering the services required under this Agreement, the Portfolio Manager may, from time to time, employ or associate with itself such person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement.  The Portfolio Manager may not retain, employ or associate itself with any company that would be an “investment adviser,” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Trust’s Board of Trustees and a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons,” as defined in the 1940 Act, of the Trust, the Manager, or the Portfolio Manager, or any such company, and is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act.  The Portfolio Manager shall be responsible for making reasonable inquiries and for reasonably ensuring that no associated person of the Portfolio Manager, or of any company that the Portfolio Manager has retained, employed, or with which it has associated with respect to the investment management of the Series, to the best of the Portfolio Manager’s knowledge, had in any material connection with the handling of assets:

(i)  been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities,

involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)  been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or

(iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

(h)  In using spot and forward foreign exchange contracts for the Series as an investment the parties represent the following:

(i)  That the Manager is properly and lawfully established with full power and authority to enter into spot and forward foreign exchange contracts, to perform its obligations under such foreign exchange contracts and to procure the Portfolio Manager to enter into such foreign exchange contracts on its behalf.

(ii)  That the Manager may not, except for purposes of redemptions, expenses, and other costs of doing business, encumber funds which the Portfolio Manager has under the Portfolio Manager’s management or which benefit from the Portfolio Manager’s investment advice.  If the Manager requires funds for any redemptions, expenses, and other costs of doing business, the Portfolio Manager will make funds available in a reasonably timely manner for the Manager to meet such obligations.  The Manager reserves the right to segregate assets upon notice to the Portfolio Manager and provide different arrangements for investment management with respect to those assets.

(iii)  That the Portfolio Manager has been granted full power and authority to enter into foreign exchange contracts as agent on the Manager’s behalf and to give instructions for settlement for the same.

(iv)  That the Portfolio Manager has full authority to instruct Manager’s and Trust’s custodian in conformity with its mandate.

(v)  That in the event of the termination of this Agreement, the Portfolio Manager, if legally and operationally possible, may offer the Series’ counterparty the option to leave open any existing foreign exchange contracts or to close them out at prevailing market rates.

(i)  The Portfolio Manager will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested unless the Manager gives the Portfolio Manager written instructions to the contrary.  The Portfolio Manager will immediately forward any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Portfolio Manager will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Trust’s Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested.  Upon request, the Portfolio Manager will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations,the

Portfolio Manager shall use its good faith judgment to act in the best interests of the Series.  The Portfolio Manager shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Portfolio Manager or of its affiliates.

3.  Broker-Dealer Selection.  The Portfolio Manager is hereby authorized to place orders for the purchase and sale of securities and other investments for each Series’ portfolio, with or through such persons, brokers or dealers and to negotiate commissions to be paid on such transactions and to supervise the execution thereof.  The Portfolio Manager’s primary consideration in effecting any such transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firms involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered.

Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager may effect a transaction on behalf of the Series with a broker-dealer who provides brokerage and research services to the Portfolio Manager notwithstanding the fact that the commissions payable with respect to any such transaction may be greater than the amount of any commission another broker-dealer might have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Portfolio Manager’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion.

The Portfolio Manager will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager.  To the extent consistent with this Agreement, the Portfolio Manager is further authorized to allocate orders placed by it on behalf of the Series to the Portfolio Manager as agent if it is registered as a broker-dealer with the SEC, to any of its affiliated broker-dealers as agents, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Portfolio Manager, or an affiliate of the Portfolio Manager.  Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and the Portfolio Manager will report on said allocation regularly to the Board indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Portfolio Manager.  The Portfolio Manager has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Portfolio Manager, and represents and warrants that, with respect to the disclosure about or information relating, directly or indirectly, to the Portfolio Manager, to the Portfolio Manager’s knowledge, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.  The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act, or alternatively that it is not required to be a registered investment adviser under the Advisers Act to perform the duties described in this Agreement, and that it is a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered and will maintain such registration so long as this Agreement remains in effect.  The Portfolio Manager will provide the Manager with a copy of the Portfolio Manager’s Form ADV, Part II at the time the Form ADV and any amendment is filed with the SEC, and a copy of its written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, together with evidence of its adoption

5.  Expenses.  During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations including, but not limited to:

(a)  Expenses of all audits by the Trust’s independent public accountants;

(b) Expenses of the Series’ transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

(c)  Expenses of the Series’ custodial services including recordkeeping services provided by the custodian;

(d)  Expenses of obtaining quotations for calculating the value of each Series’ net assets;

(e) Expenses of obtaining Portfolio Activity Reports and Analyses of International Management Reports (as appropriate) for each Series;

(f)  Expenses of maintaining the Trust’s tax records;

(g) Salaries and other compensation of any of the Trust’s executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or an affiliate of the Portfolio Manager;

(h)  Taxes levied against the Trust;

(i) Brokerage fees and commissions, transfer fees, registration fees, taxes and similar liabilities and costs properly payable or incurred in connection with the purchase and sale of portfolio securities for the Series;

(j)  Costs, including the interest expense, of borrowing money;

(k) Costs and/or fees incident to meetings of the Trust’s shareholders, the preparation and mailings of prospectuses and reports of the Trust to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Trust’s existence, and the regulation of shares with federal and state securities or insurance authorities;

(l)  The Trust’s legal fees, including the legal fees related to the registration and continued qualification of the Trust’s shares for sale;

(m) Trustees’ fees and expenses to trustees who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof;

(n)  The Trust’s pro rata portion of the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

(o)  Association membership dues;

(p)  Extraordinary expenses of the Trust as may arise including expenses incurred in connection with litigation, proceedings, and other claims (unless the Portfolio Manager is responsible for such expenses under Section 13 of this Agreement), and the legal obligations of the Trust to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; and

(q)  Organizational and offering expenses.

6.  Compensation.  For the services provided to each Series, the Manager will pay the Portfolio Manager a fee, payable as described in Schedule B.

The fee will be prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Manager.

7.  Seed Money.  The Manager agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of the Series.

8.  Compliance.

(a)  The Trust and the Manager acknowledge that the Portfolio Manager is not the compliance agent for any Series or for the Trust or the Manager, and does not have access to all of each Series’ books and records necessary to perform certain compliance testing.  To the extent that the Portfolio Manager has agreed to perform the services specified in Section 2 in accordance with the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s Prospectus and any policies adopted by the Trust’s Board of Trustees applicable to the Series (collectively, the “Charter Requirements”), and in accordance with applicable law (including Subchapters M and L of the Code, the 1940 Act and the Advisers Act (“Applicable Law”)), the Portfolio Manager shall perform such services based upon its books and records with respect to each Series, which comprise a portion of each Series’ books and records, and upon information and written instructions received from the Trust, the Manager or the Trust’s administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Trust, the Manager, or the Trust’s administrator.  The Manager shall promptly provide the Portfolio Manager with copies of the Trust’s registration statement, the Trust’s Amended and Restated Agreement and Declaration of Trust and By-Laws, the Trust’s currently effective Prospectus and any written policies and procedures adopted by the Trust’s Board of Trustees applicable to the Portfolio and any amendments or revisions thereto.  The Portfolio Manager agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC or other governmental authority has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration, if any, as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Portfolio Manager further agrees to notify the

Manager and the Trust promptly of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement as then in effect, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect.

(b)  The Manager agrees that it shall immediately notify the Portfolio Manager (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code, or (3) upon having a reasonable basis for believing that the Series has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.

9.  Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s reasonable request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in such rules.

10.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance regulators) in connection with any investigation or inquiry relating to this Agreement or the Trust.

Subject to the foregoing, the Portfolio Manager shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Portfolio Manager, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Portfolio Manager, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Portfolio Manager or the Manager, or if available from a source other than the Manager, Portfolio Manager of the Trust.

11.  Representations Respecting Portfolio Manager.

(a)  During the term of this Agreement, the Trust and the Manager agree to furnish to the Portfolio Manager at its principal offices prior to use thereof copies of all Registration Statements and amendments thereto, prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or any Series or to the public that refer or relate in any way to the Portfolio Manager or any of its affiliates (other than the Manager), or that use any derivative of the names “Invesco” or “Van Kampen” or any derivative thereof or logos associated therewith.  The Trust and the Manager agree that they will not use any such material without the prior consent of the Portfolio Manager, which consent shall not be unreasonably withheld.  In the event of the termination of this Agreement, the Trust and the Manager will furnish to the Portfolio Manager copies of any of the above-mentioned materials that refer or relate in any way to the Portfolio Manager;

(b)  The Trust and the Manager will furnish to the Portfolio Manager such information relating to either of them or the business affairs of the Trust as the Portfolio Manager shall from time to time reasonably request in order to discharge its obligations hereunder;

(c)  The Manager and the Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Portfolio Manager or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Portfolio Manager, except with the prior permission of the Portfolio Manager.

12.  Services Not Exclusive.   The services of the Portfolio Manager to the Series and the Trust are not to be deemed to be exclusive, and the Portfolio Manager shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Portfolio Manager may not consult with any other portfolio manager of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor portfolio managers of the Series in order to effect an orderly transition of portfolio management duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

13. Liability.  Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls the Portfolio Manager (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder; and (2) shall not be liable for any error of judgment, mistake of law, any diminution in value of the investment portfolio of the Series, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance by the Portfolio Manager of its duties, or by reason of reckless disregard by the Portfolio Manager of its obligations and duties under this Agreement.

14.  Indemnification.

(a)  Notwithstanding Section 13 of this Agreement, the Manager agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person of the Portfolio Manager (other than the Manager), and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Portfolio Manager (all of such persons being referred to as “Portfolio Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Manager, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or prospectus covering shares of the Trust or any Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Portfolio Manager Indemnified Person; provided however, that in no case shall the indemnity in favor of the Portfolio Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)  Notwithstanding Section 13 of this Agreement, the Portfolio Manager agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager (other than the Portfolio Manager), and each person, if any, who,  is a controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Code, under any other statute, at common law or otherwise, arising out of the Portfolio Manager’s responsibilities as Portfolio Manager of the Series which (1) may be based upon any violations of willful misconduct, malfeasance, bad faith or gross negligence by the Portfolio Manager, any of its employees or representatives, or any affiliate of or any person acting on behalf of the Portfolio Manager, including but not limited to its responsibilities under Section 2, Paragraph (a) of this Agreement, or (2) any breach of any representations or warranties contained in Section 4; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)  The Manager shall not be liable under Paragraph (a) of this Section 14 with respect to any claim made against a Portfolio Manager Indemnified Person unless such Portfolio Manager Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Portfolio Manager Indemnified Person (or after such Portfolio Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Portfolio Manager Indemnified Person against whom such action is brought  except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Portfolio Manager Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Portfolio Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Portfolio Manager Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Portfolio Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Portfolio Manager Indemnified Person, adequately represent the interests of the Portfolio Manager Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Portfolio Manager Indemnified Person, which counsel shall be satisfactory to the Manager and to the Portfolio Manager Indemnified Person.  The Portfolio Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Portfolio Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Portfolio Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Portfolio Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Portfolio Manager Indemnified Person.

(d)  The Portfolio Manager shall not be liable under Paragraph (b) of this Section 14 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Portfolio Manager in writing within a reasonable time after the summons, notice, or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Portfolio Manager of any such claim shall not relieve the Portfolio Manager from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Portfolio Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Portfolio Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Portfolio Manager assumes the defense of any such action and the selection of counsel by the Portfolio Manager to represent both the Portfolio Manager and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Portfolio Manager will, at its own expense, assume the defense with counsel to the Portfolio Manager and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Portfolio Manager and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Portfolio Manager shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Portfolio Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

(e)  The Manager shall not be liable under this Section 14 to indemnify and hold harmless the Portfolio Manager and the Portfolio Manager shall not be liable under this Section 14 to indemnify and hold harmless the Manager with respect to any losses, claims, damages, liabilities, or litigation that first become known to the party seeking indemnification during any period that the Portfolio Manager is, within the meaning of Section 15 of the 1933 Act, a controlling person of the Manager.

15.  Duration and Termination.   With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through November 30, 2011.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and the shareholders of such Series, shall have approved this Agreement.  Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series.  Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.  The Portfolio Manager shall not provide any services for such Series or receive any fees on account of such Series with respect to which this Agreement is not approved as described in the preceding sentence.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.  Notwithstanding the foregoing, this Agreement may be terminated for each or any Series hereunder:  (a) by the Manager at any time without penalty, upon sixty (60) days’ written notice to the Portfolio Manager and the Trust, (b) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Portfolio Manager, or (c) by the Portfolio Manager at any time without penalty, upon three (3) months’ written notice to the Manager and the Trust, unless the Manager or the Trust requests additional time to find a replacement for the Portfolio Manager, in which case the Portfolio Manager shall allow the additional time requested by the Trust or the Manager not to exceed three (3) months beyond the initial three-month notice period; provided however, that the Portfolio Manager may terminate this Agreement at any time without penalty effective upon written notice to the Manager and the Trust, in the event either the Portfolio Manager (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Portfolio Manager does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.  In addition, this Agreement shall terminate with respect to a Series in the event that it is not approved by the vote of a majority of the outstanding voting securities of that Series at a meeting of shareholders at which approval of the Agreement shall be considered by shareholders of the Series.  In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such records by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records.  The Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(e), 9, 10, 11, 13, 14, and 18 of this Agreement shall remain in effect, as well as any applicable provision of this Paragraph numbered 15.

16.  Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electric facsimile transfer (confirmed in writing by postage prepaid first class mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

ING Investors Trust

7337 E. Doubletree Ranch Road

Scottsdale, Arizona  85258

Attention:  Chief Counsel

If to the Manager:

Directed Services LLC

1475 Dunwoody Drive

West Chester, Pennsylvania  19380

Attention:  Chief Counsel

If to the Portfolio Manager:

Invesco Advisers, Inc.

1555 Peachtree Street, N.E.

Atlanta, Georgia  30309

Attention:  Legal Department

With a copy to

Invesco Aim Management Group, Inc.

11 Greenway Plaza, Suite 100

Houston, Texas 77046

Attention: Legal Department - Subadvised

17.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) the Trustees of the Trust, including a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law; and (ii) the holders of a majority of the outstanding voting securities of the Series.

18.  Use of Name.

(a)  It is understood that the name “Directed Services LLC” or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trust and/or the Series.  Upon termination of the Management Agreement between the Trust and the Manager, the Portfolio Manager shall as soon as is reasonably possible cease to use such name (or derivative or logo).

(b)  It is understood that the names “Invesco” or “Van Kampen” or any derivative thereof or logos associated with those names are the valuable property of the Portfolio Manager and its affiliates and that the Trust and/or the Series have the right to use such names (or derivatives or logos) in offering materials of the Trust with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a portfolio manager to the Trust and/or the Series.  Upon termination of this Agreement between the Trust, the Manager, and the Portfolio Manager, the Trust shall as soon as is reasonably possible cease to use such names (or derivatives or logos).

19.  Amended and Restated Agreement and Declaration of Trust.  A copy of the Amended and Restated Agreement and Declaration of Trust for the Trust is on file with the Secretary of the Commonwealth of Massachusetts.  The Amended and Restated Agreement and Declaration of Trust has been executed on behalf of the Trust by Trustees of the Trust in their capacity as Trustees of the Trust and not individually.  The obligations of this Agreement shall be binding upon the assets and property of the Trust and shall not be binding upon any Trustee, officer, or shareholder of the Trust individually.

20.  Miscellaneous.

(a)  This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without giving effect to the provisions, policies or principals thereof relating to choice or conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)  The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c)  To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(d)  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)  Nothing herein shall be construed as constituting the Portfolio Manager as an agent of the Manager, or constituting the Manager as an agent of the Portfolio Manager.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTORS TRUST

Attest:		By:
	Kathleen M. Nichols		Kimberly A. Anderson
	Assistant Secretary		Senior Vice President

DIRECTED SERVICES LLC

Attest:		By:
	Kathleen M. Nichols		Todd Modic
	Assistant Secretary		Vice President

INVESCO ADVISERS, INC.

Attest:		By:

Name:		Name:

Title:		Title:

AMENDED SCHEDULE A

The Series of ING Investors Trust, as described in Section 1 of the Portfolio Management Agreement, to which Invesco Advisers, Inc. shall act as Portfolio Manager is as follows:

ING Van Kampen Growth and Income Portfolio

AMENDED SCHEDULE B

COMPENSATION FOR SERVICES TO SERIES

For the services provided by Invesco Advisers, Inc. (“Portfolio Manager”) to the following Series of ING Investors Trust, pursuant to the attached Portfolio Management Agreement, the Manager will pay the Portfolio Manager a fee, computed daily and payable monthly, based on the average daily net assets of the Series at the following annual rates of the average daily net assets of the Series:

Series	Rate

ING Van Kampen Growth and Income Portfolio	0.50% on first $100 million;
0.40% on next $100 million;
0.30% on next $100 million;
0.25% on next $700 million; and
0.20% thereafter

APPENDIX C

Principal Executive Officers of Directed Services LLC

1475 Dunwoody Drive

West Chester, PA 19380

Name and Title

Shaun P. Mathews – Executive Vice President

Richard Gelfand – Chief Financial Officer

 Kimberly A. Anderson – Senior Vice President

 Michael J. Roland – Senior Vice President

David Pendergrass – Vice President and Treasurer

 Joseph M. O’Donnell – Senior Vice President and Chief Compliance Officer

Joy M. Benner – Secretary

Principal Executive Officers of ING Partners, Inc. and ING Investors Trust who are Officers of Directed Services LLC

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President

Kimberly A. Anderson – Senior Vice President

Joseph M. O’Donnell – Executive Vice President and Chief Compliance Officer

Principal Executive Officers of Invesco Advisers, Inc.

1555 Peachtree Street, N.E.,

Atlanta, GA 30309

Name and Title

Philip Taylor – Director, Co-President and Co-Chief Executive Officer

Mark G. Armour - Director, Co-President and Co-Chief Executive Officer

Lawrence T. Spillane – Chief Compliance Officer and Senior Vice President

Michael L. Starr – Chief Financial Officer

Robert F. Meyer – Senior Investment Officer

Howard J. Kupor – Senior Vice President

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[ING FUNDS LOGO]

July 30, 2010

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE:                              ING Investors Trust (on behalf of ING Van Kampen Growth and Income Portfolio) (File No.  811-05629)

ING Partners Portfolios, Inc. (On behalf of ING Van Kampen Comstock Portfolio and ING Van Kampen Equity and Income Portfolio) (File No: 811-08319)

Dear Ladies and Gentlemen:

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, attached for filing via the EDGAR system is a combined information statement to be furnished in connection with the approval of a new sub-advisory agreement for each of ING Van Kampen Comstock Portfolio, ING Van Kampen Equity and Income Portfolio and ING Van Kampen Growth and Income Portfolio (each a “Portfolio” and collectively, the “Portfolios”). Each new sub-advisory agreement was entered into in reliance on manager-of-managers relief as a result of a transaction that resulted in the change of control of the Portfolios’ sub-adviser. There was no change in the personnel managing each Portfolio, with the exception ING Van Kampen Equity and Income Portfolio (discussed in the Information Statement), in the services that the sub-adviser provides to each Portfolio and in the sub-advisory fees paid by each Portfolio under its previous sub-advisory agreement.

No fees are required in connection with this filing.  Should you have any questions please feel free to contact the undersigned at 480.477.2278.

Very truly yours,

/s/ Chris C. Okoroegbe

Christopher C. Okoroegbe
Counsel
ING U.S. Legal Services

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